EXHIBIT 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate. The undersigned hereto shall be bound by the power of attorney attached hereto as Exhibit A.

DATE: April 8, 2025

MARY JOAN HOENE

By:	/s/ Mary Joan Hoene
Name:	Mary Joan Hoene

WILLIAM DONOVAN

/s/ William Donovan
Name: William Donovan

LISA LAURICH DONOVAN

/s/ Lisa Laurich Donovan
Name: Lisa Laurich Donovan

Alexander Merk

/s/ Alexander Merk
Name: Alexander Merk

Hanna Tikkanen Merk

/s/ Hanna Tikkanen Merk
Name: Hanna Tikkanen Merk

Sprott Focus Trust Inc.

/s/ Thomas W. Ulrich
Name: Thomas W. Ulrich, President

James E. Drasdo

/s/ James E. Drasdo
Name: James E. Drasdo

Robert Efroymson

/s/ Robert Efroymson
Name: Robert Efroymson

Toby D Bernstein Living Revocable Trust U/A DTD 04/09/2010

/s/ Toby D. Bernstein
Name: Toby D. Bernstein, Trustee

James Z Holtz

/s/ James Holtz
Name: James Holtz

John E McBridge Trust U/A DTD 10/25/2010

/s/ John E. McBridge
Name: John E. McBridge, Trustee

QCS QualityConsult Service GmbH

/s/ George Hefer
Name: George Hefer

The Linzmeier Family Trust UAD 03/25/1987

/s/ Ralph Linzmeier
Name: Ralph Linzmeier, Trustee
and
/s/ Oonagh Linzmeier
Name: Oonagh Linzmeier, Trustee

Ralph Linzmeier

/s/ Ralph Linzmeier
Name: Ralph Linzmeier

Oonagh M Linzmeier

/s/ Oonagh Linzmeier
Name: Oonagh Linzmeier

Linzmeier Childrens Trust U/A DTD 12/19/2012

/s/ Kathleen Linzmeier
Name: Kathleen Linzmeier, Trustee

David D. Linzmeier

/s/ David D. Linzmeier
Name: David D. Linzmeier

David J. Linzmeier

/s/ David J. Linzmeier
Name: David J. Linzmeier

George A Meyer

/s/ George Meyer
Name: George Meyer

Ernest Abramson

/s/ Ernest Abramson
Name: Ernest Abramson

Ellen S Abramson

/s/ Ellen S. Abramson
Name: Ellen S. Abramson

Sebastian Pignatello

/s/ Sebastian Pignatello
Name: Sebastian Pignatello

Peter Maletis

/s/ Peter Maletis
Name: Peter Maletis

Bruce D. Hansen

/s/ Bruce Hansen
Name: Bruce Hansen

Albert J. Jeffrey Stewart

/s/ Albert J. Jeffrey Stewart
Name: Albert J. Jeffrey Stewart

MARY P. STEWART

/s/ Mary P. Stewart
Name: Mary P. Stewart

EXHIBIT A

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Mary Joan Hoene the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to securities of ASA Gold & Precious Metals Ltd., a Bermuda limited liability company (the “Fund” and such group the “ASA Group”). Such action shall include, but not be limited to:

1.	if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the ASA Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Fund;

2.	executing for and on behalf of the undersigned any joint filing and similar or related documents pursuant to which the undersigned shall agree to be a member of; and

3.	performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted with regard to the filing of a Schedule 13D, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the ASA Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April 2025.

MARY JOAN HOENE

By:	/s/ Mary Joan Hoene
Name:	Mary Joan Hoene

WILLIAM DONOVAN

/s/ William Donovan
Name: William Donovan

LISA LAURICH DONOVAN

/s/ Lisa Laurich Donovan
Name: Lisa Laurich Donovan

Alexander Merk

/s/ Alexander Merk
Name: Alexander Merk

Hanna Tikkanen Merk

/s/ Hanna Tikkanen Merk
Name: Hanna Tikkanen Merk

Sprott Focus Trust Inc.

/s/ Thomas W. Ulrich
Name: Thomas W. Ulrich, President

James E. Drasdo

/s/ James E. Drasdo
Name: James E. Drasdo

Robert Efroymson

/s/ Robert Efroymson
Name: Robert Efroymson

Toby D Bernstein Living Revocable Trust U/A DTD 04/09/2010

/s/ Toby D. Bernstein
Name: Toby D. Bernstein, Trustee

James Z Holtz

/s/ James Holtz
Name: James Holtz

John E McBridge Trust U/A DTD 10/25/2010

/s/ John E. McBridge
Name: John E. McBridge, Trustee

QCS QualityConsult Service GmbH

/s/ George Hefer
Name: George Hefer

The Linzmeier Family Trust UAD 03/25/1987

/s/ Ralph Linzmeier
Name: Ralph Linzmeier, Trustee
and
/s/ Oonagh Linzmeier
Name: Oonagh Linzmeier, Trustee

Ralph Linzmeier

/s/ Ralph Linzmeier
Name: Ralph Linzmeier

Oonagh M Linzmeier

/s/ Oonagh Linzmeier
Name: Oonagh Linzmeier

Linzmeier Childrens Trust U/A DTD 12/19/2012

/s/ Kathleen Linzmeier
Name: Kathleen Linzmeier, Trustee

David D. Linzmeier

/s/ David D. Linzmeier
Name: David D. Linzmeier

David J. Linzmeier

/s/ David J. Linzmeier
Name: David J. Linzmeier

George A Meyer

/s/ George Meyer
Name: George Meyer

Ernest Abramson

/s/ Ernest Abramson
Name: Ernest Abramson

Ellen S Abramson

/s/ Ellen S. Abramson
Name: Ellen S. Abramson

Sebastian Pignatello

/s/ Sebastian Pignatello
Name: Sebastian Pignatello

Peter Maletis

/s/ Peter Maletis
Name: Peter Maletis

Bruce D. Hansen

/s/ Bruce Hansen
Name: Bruce Hansen

ALBERT J. JEFFREY STEWART

/s/ Albert J. Jeffrey Stewart
Name: Albert J. Jeffrey Stewart

MARY P. STEWART

/s/ Mary P. Stewart
Name: Mary P. Stewart